UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21983

NASDAQ Premium Income & Growth Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

December 31, 2012

NASDAQ Premium
Income & Growth
Fund Inc.

QQQX

Dow 30SM Premium &
Dividend Income
Fund Inc.

DPD

Dow 30SM Enhanced
Premium & Income
Fund Inc.

DPO

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Distribution and Price Information	9
Performance Overviews	11
Report of Independent Registered Public Accounting Firm	14
Portfolios of Investments	15
Statement of Assets and Liabilities	32
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	38
Board Members & Officers	50
Glossary of Terms Used in this Report	55
Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, manage the portfolios. Here the team talks about the general market conditions, their management strategies and the performance of the Funds for the twelve-months ended December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show

Nuveen Investments

signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

The U.S. equity market appreciated during the reporting period notwithstanding concerns regarding global economic growth and the sovereign debt crisis in Europe. Regardless, equities enjoyed a strong year. 2012 was the first year since 1979 that the S&P 500® Index never entered negative returns on a year-to-date basis.

What key strategies were used to manage the Funds during this reporting period?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

The purchase of call options was approved on November 12, 2012 for the purpose of implementing call spreads and similar options strategies. A call spread involves the sale of a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional upside above the strike price of the purchased call.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ -100 Stock Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund's net asset value (NAV).

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally between 20%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for QQQX and its comparative index are from 1/30/07, for DPD and its comparative average are from 4/29/05, and for DPO and its comparative average are from 5/30/07.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes and averages are not available for direct investment.

written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 20%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2012?

The performance of the Funds, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/12

Fund	1-Year	5-Year	Since Inception*
QQQX	15.98%	4.31%	6.47%
Nasdaq 100 Index**	18.35%	5.89%	7.78%
DPD	8.27%	3.33%	5.93%
Dow Jones Industrial Average Index**	10.24%	2.62%	6.09%
DPO	10.78%	3.49%	2.77%
Dow Jones Industrial Average Index**	10.24%	2.62%	2.07%

For the twelve-month period ended December 31, 2012, QQQX and DPD underperformed their comparative indexes, while DPO slightly outperformed its benchmark.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's net asset value (NAV). This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 30% and 50% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by a rising market, with minimal volatility levels. As a result, the Fund underperformed for the reporting period.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. During the reporting period the DJIA rose modestly, and as a result, the Fund underperformed for the period.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash

Nuveen Investments

flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The Fund also invested in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. During the reporting period the DJIA rose modestly. As a result of its extra market exposure due to leverage, the Fund slightly outperformed the benchmark.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risks. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of its equity portfolio as fully as it would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Funds' quarterly distributions to shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

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•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/12	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$0.06	$0.53	$0.38
From long-term capital gains	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00
Return of capital	1.15	0.53	0.49
Total per share distribution	$1.21	$1.06	$0.87
Distribution rate on NAV	7.98%	7.39%	7.70%
Average annual total returns:
1-Year on NAV	15.98%	8.27%	10.78%
5-Year on NAV	4.31%	3.33%	3.49%
Since inception on NAV	6.47%	5.93%	2.77%

Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2012, and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

As of December 31, 2012, and during the twelve-month period, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/12 (-) Discount		Twelve-Month Average (-) Discount
QQQX	(-	)0.59%	(-	)1.91%
DPD	(-	)7.60%	(-	)6.71%
DPO	(-	)5.04%	(-	)5.71%

Nuveen Investments

QQQX

Performance

OVERVIEW

NASDAQ Premium Income & Growth Fund Inc.

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Fund Snapshot

Share Price	$15.08
Net Asset Value (NAV)	$15.17
Premium/(Discount) to NAV	-0.59%
Current Distribution Rate[1]	8.01%
Net Assets Applicable to Common Shares ($000)	$280,033

Average Annual Total Returns

(Inception 1/30/07)

	On Share Price	On NAV
1-Year	25.05%	15.98%
5-Year	7.37%	4.31%
Since Inception	6.10%	6.47%

Portfolio Composition

(as a % of total investments)2,3

Computers & Peripherals	18.9%
Software	15.6%
Internet Software & Services	11.6%
Communications Equipment	8.4%
Semiconductors & Equipment	7.3%
Biotechnology	7.0%
Media	6.1%
Internet & Catalog Retail	5.9%
Specialty Retail	2.1%
IT Services	2.0%
Exchange-Traded Funds	0.2%
Other	14.9%

Nuveen Investments

Fund Snapshot

Share Price	$13.25
Net Asset Value (NAV)	$14.34
Premium/(Discount) to NAV	-7.60%
Current Distribution Rate[1]	8.03%
Net Assets Applicable to Common Shares ($000)	$172,266

Average Annual Total Returns

(Inception 4/29/05)

	On Share Price	On NAV
1-Year	9.04%	8.27%
5-Year	3.93%	3.33%
Since Inception	4.30%	5.93%

Portfolio Composition

(as a % of total investments)2,3

Oil, Gas & Consumable Fuels	11.3%
IT Services	11.1%
Aerospace & Defense	9.1%
Pharmaceuticals	7.9%
Industrial Conglomerates	6.6%
Machinery	5.2%
Hotels, Restaurants & Leisure	5.1%
Diversified Telecommunication Services	4.5%
Insurance	4.2%
Food & Staples Retailing	4.0%
Household Products	3.9%
Specialty Retail	3.6%
Consumer Finance	3.3%
Diversified Financial Services	3.2%
Health Care Providers & Services	3.1%
Short-Term Investments	1.1%
Other	12.8%

DPD

Performance

OVERVIEW

Dow 30SM Premium & Dividend Income Fund Inc.

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

DPO

Performance

OVERVIEW

Dow 30SM Enhanced Premium & Income Fund Inc.

  as of December 31, 2012

Portfolio Allocation (as a % of total investments)2,3

2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Fund Snapshot

Share Price	$10.73
Net Asset Value (NAV)	$11.30
Premium/(Discount) to NAV	-5.04%
Current Distribution Rate[1]	8.13%
Net Assets Applicable to Common Shares ($000)	$314,812

Average Annual Total Returns

(Inception 5/30/07)

	On Share Price	On NAV
1-Year	14.24%	10.78%
5-Year	4.54%	3.49%
Since Inception	1.03%	2.77%

Portfolio Composition

(as a % of total investments)2,3

Oil, Gas & Consumable Fuels	11.2%
IT Services	11.0%
Aerospace & Defense	9.1%
Pharmaceuticals	7.8%
Industrial Conglomerates	6.2%
Machinery	5.2%
Hotels, Restaurants & Leisure	4.5%
Diversified Telecommunication Services	4.4%
Insurance	4.1%
Food & Staples Retailing	3.9%
Household Products	3.9%
Specialty Retail	3.6%
Consumer Finance	3.3%
Diversified Financial Services	3.2%
Health Care Providers & Services	3.1%
Short-Term Investments	2.6%
Other	12.9%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
NASDAQ Premium Income & Growth Fund Inc.
Dow 30SM Premium & Dividend Income Fund Inc.
Dow 30SM Enhanced Premium & Income Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. (hereinafter referred to as the "Funds") at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2013

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 100.3%
	Aerospace & Defense – 0.7%
8,234	General Dynamics Corporation	$570,369
2,843	Lockheed Martin Corporation	262,380
2,019	Precision Castparts Corporation	382,439
8,828	United Technologies Corporation	723,984
	Total Aerospace & Defense	1,939,172
	Air Freight & Logistics – 0.3%
2,768	FedEx Corporation	253,881
8,274	United Parcel Service, Inc., Class B	610,042
4,069	UTI Worldwide, Inc.	54,525
	Total Air Freight & Logistics	918,448
	Airlines – 0.1%
6,915	Ryanair Holdings PLC	237,046
	Auto Components – 0.2%
1,406	Autoliv Inc.	94,750
1,182	BorgWarner Inc., (2)	84,655
10,993	Gentex Corporation	206,888
4,227	Lear Corporation	197,993
	Total Auto Components	584,286
	Automobiles – 0.0%
2,084	Thor Industries, Inc.	78,004
	Beverages – 0.1%
4,447	Brown-Forman Corporation	281,273
1,705	PepsiCo, Inc.	116,673
	Total Beverages	397,946
	Biotechnology – 7.0%
14,421	Alkermes Inc.	267,077
11,732	BioMarin Pharmaceutical Inc., (2)	577,801
65,433	Celgene Corporation, (2)	5,150,886
9,456	Cubist Pharmaceuticals Inc.	397,719
3,743	Genomic Health, Inc., (2)	102,034
120,884	Gilead Sciences, Inc., (2)	8,878,930
14,776	Grifols SA	383,159
6,049	Immunogen, Inc., (2)	77,125
9,571	Incyte Pharmaceuticals Inc., (2)	158,974
10,136	ISIS Pharmaceuticals, Inc.	106,023
36,642	Lexicon Genetics, Inc.	81,345
12,904	Myriad Genentics Inc., (2)	351,634
5,158	Onyx Pharmaceuticals Inc.	389,584
5,683	Regeneron Pharmaceuticals, Inc., (2)	972,191
12,177	Seattle Genetics, Inc.	282,506
3,054	Theravance Inc., (2)	68,013

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Biotechnology (continued)
6,117	United Therapeutics Corporation, (2)	$326,770
25,630	Vertex Pharmaceuticals Inc., (2)	1,074,922
	Total Biotechnology	19,646,693
	Capital Markets – 0.3%
1,498	Franklin Resources, Inc.	188,299
11,627	SEI Investments Company	271,374
5,883	T. Rowe Price Group Inc.	383,160
5,152	TD Ameritrade Holding Corporation	86,605
	Total Capital Markets	929,438
	Chemicals – 0.5%
2,138	Air Products & Chemicals Inc.	179,635
5,970	Ecolab Inc.	429,243
7,810	Methanex Corporation	248,905
1,163	Monsanto Company	110,078
3,448	Praxair, Inc.	377,384
	Total Chemicals	1,345,245
	Commercial Services & Supplies – 0.6%
3,842	Cintas Corporation	157,138
5,162	Copart Inc.	152,279
2,907	Iron Mountain Inc.	90,262
7,605	KAR Auction Services Inc.	153,925
3,753	Rollins Inc.	82,716
15,000	Tetra Tech, Inc., (2)	396,750
3,738	United Stationers, Inc.	115,841
4,788	Waste Connections Inc.	161,787
9,417	Waste Management, Inc.	317,730
	Total Commercial Services & Supplies	1,628,428
	Communications Equipment – 8.4%
604,206	Cisco Systems, Inc.	11,872,648
21,858	LM Ericsson Telefonaktiebolget, Sponsored ADR	220,766
184,022	QUALCOMM, Inc.	11,413,044
	Total Communications Equipment	23,506,458
	Computers & Peripherals – 19.0%
93,000	Apple, Inc., (3)	49,571,785
216,218	Dell Inc.	2,190,288
8,806	EMC Corporation, (2)	222,792
24,822	SanDisk Corporation, (2)	1,081,246
	Total Computers & Peripherals	53,066,111
	Containers & Packaging – 0.1%
3,876	Silgan Holdings, Inc.	161,203
	Distributors – 0.3%
40,470	LKQ Corporation	853,917
	Diversified Consumer Services – 0.0%
1,285	Strayer Education Inc.	72,178
1,212	Weight Watcher's International Inc.	63,460
	Total Diversified Consumer Services	135,638

Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 0.1%
1,389	Moody's Corporation	$69,894
3,537	MSCI Inc., Class A Shares, (2)	109,612
	Total Diversified Financial Services	179,506
	Diversified Telecommunication Services – 0.3%
11,623	AT&T Inc.	391,811
12,086	Verizon Communications Inc.	522,961
	Total Diversified Telecommunication Services	914,772
	Electrical Equipment – 0.1%
4,297	Eaton PLC	232,897
	Electronic Equipment & Instruments – 0.3%
995	Amphenol Corporation, Class A	64,377
3,675	Arrow Electronics, Inc., (2)	139,944
5,960	Avnet Inc., (2)	182,436
13,756	National Instruments Corporation	355,042
1,870	Plexus Corporation	48,246
	Total Electronic Equipment & Instruments	790,045
	Food & Staples Retailing – 0.7%
2,453	Casey's General Stores, Inc.	130,254
5,132	CVS Caremark Corporation	248,132
1,862	Fresh Market Inc., (2)	89,544
20,370	Kroger Co.	530,027
1,050	PriceSmart, Inc.	80,903
14,549	Safeway Inc.	263,191
14,234	Walgreen Co.	526,800
1,360	Weis Markets Inc.	53,271
	Total Food & Staples Retailing	1,922,122
	Health Care Equipment & Supplies – 1.0%
11,141	Abbott Laboratories	729,736
4,453	Baxter International, Inc.	296,837
2,926	Becton, Dickinson and Company	228,784
1,655	C. R. Bard, Inc.	161,760
6,787	Covidien PLC	391,881
1,123	Idexx Labs Inc., (2)	104,214
9,210	Medtronic, Inc.	377,794
2,552	Saint Jude Medical Inc.	92,229
3,714	Stryker Corporation	203,601
1,202	Varian Medical Systems, Inc., (2)	84,428
2,561	Zimmer Holdings, Inc.	170,716
	Total Health Care Equipment & Supplies	2,841,980
	Health Care Providers & Services – 1.7%
7,890	AmerisourceBergen Corporation	340,690
7,457	Cardinal Health, Inc.	307,079
3,168	Catamaran Corporation	149,244
63,658	Express Scripts, Inc., (2)	3,437,532
5,773	McKesson HBOC Inc.	559,750
1,606	Patterson Companies, Inc.	54,973
	Total Health Care Providers & Services	4,849,268

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Health Care Technology – 0.1%
8,481	Allscripts Healthcare Solutions Inc., (2)	$79,891
13,136	Quality Systems Inc.	228,041
	Total Health Care Technology	307,932
	Hotels, Restaurants & Leisure – 1.2%
3,330	Cheesecake Factory Inc.	108,958
2,690	Darden Restaurants, Inc.	121,238
13,940	McDonald's Corporation	1,229,647
1,773	Panera Bread Company, (2)	281,606
13,593	Wynn Resorts Ltd	1,529,077
	Total Hotels, Restaurants & Leisure	3,270,526
	Household Durables – 0.0%
100	NVR Inc., (2)	92,000
	Household Products – 0.1%
985	Colgate-Palmolive Company	102,972
3,724	Procter & Gamble Company	252,822
	Total Household Products	355,794
	Industrial Conglomerates – 0.1%
1,793	3M Co.	166,480
3,005	Danaher Corporation	167,980
	Total Industrial Conglomerates	334,460
	Insurance – 0.1%
5,268	CNA Financial Corporation	147,557
	Internet & Catalog Retail – 6.0%
50,848	Amazon.com, Inc., (2)	12,769,967
1,604	Hosting Site Network, Inc.	88,348
6,208	Priceline.com Incorporated, (2)	3,856,410
	Total Internet & Catalog Retail	16,714,725
	Internet Software & Services – 11.7%
31,371	Baidu.com, Inc., Sponsored ADR, (2)	3,146,198
147,828	eBay Inc., (2)	7,542,185
28,325	Google Inc., Class A, (2)	20,092,905
11,128	IAC/InterActiveCorp.	526,354
4,807	J2 Global Inc.	146,998
1,436	Mercadolibre, Inc.	112,827
7,516	Netease.com, Inc.	319,806
4,376	NIC, Incorporated	71,504
5,556	Open Text Corporation	310,414
1,733	Sina Corporation, (2)	87,031
2,032	Sohu.com Inc., (2)	96,195
8,335	ValueClick, Inc., (2)	161,782
5,270	WebMD Health Corporation, Class A, (2)	75,572
	Total Internet Software & Services	32,689,771
	IT Services – 2.0%
4,453	Acxiom Corporation, (2)	77,749
27,590	Amdocs Limited	937,784
10,704	Computer Sciences Corporation	428,695
5,989	CSG Systems International Inc., (3)	108,880
19,208	Genpact Limited	297,724
1,448	Global Payments Inc.	65,594

Nuveen Investments

Shares	Description (1)	Value
	IT Services (continued)
19,648	Henry Jack and Associates Inc.	$771,380
9,723	International Business Machines Corporation (IBM)	1,862,441
8,650	ManTech International Corporation, Class A	224,381
3,931	NeuStar, Inc., (2)	164,827
20,035	SAIC, Inc.	226,796
6,846	Sapient Corporation	72,294
2,118	Teradata Corporation, (2)	131,083
8,580	Total System Services Inc.	183,784
	Total IT Services	5,553,412
	Life Sciences Tools & Services – 0.8%
4,788	Charles River Laboratories International, Inc.	179,406
14,460	ICON PLC, (2)	401,410
5,980	Luminex Corporation, (2)	100,225
20,567	Techne Corporation	1,405,549
1,133	Thermo Fisher Scientific, Inc.	72,263
	Total Life Sciences Tools & Services	2,158,853
	Machinery – 0.4%
2,571	AGCO Corporation, (2)	126,288
4,955	CNH Global N.V.	199,637
1,251	Deere & Company	108,111
7,181	Makita Corporation, ADR	333,557
3,641	Nordson Corporation	229,820
2,114	WABCO Holdings Inc., (2)	137,812
	Total Machinery	1,135,225
	Media – 6.1%
225,171	Comcast Corporation, Class A	8,416,892
3,044	Comcast Corporation, Special Class A	109,432
1,123	Discovery Communications inc., Class A Shares, (2)	71,288
6,138	Focus Media Holding, Limited	157,624
2,045	Lamar Advertising Company, (2)	79,244
616	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	71,462
205,331	News Corporation, Class A	5,244,154
23,585	News Corporation, Class B	618,870
11,375	Omnicom Group, Inc.	568,295
2,345	Scripps Networks Interactive, Class A Shares	135,822
25,207	Thomson Corporation	732,515
9,988	Walt Disney Company	497,303
6,836	WPP Group PLC	498,344
	Total Media	17,201,245
	Metals & Mining – 0.1%
1,901	Rangold Resources Limited	188,674
	Multiline Retail – 0.8%
2,039	Big Lots, Inc., (2)	58,030
7,979	Dollar General Corporation	351,794
11,152	Family Dollar Stores, Inc.	707,148
4,059	J.C. Penney Company, Inc., (2)	80,003
11,978	Kohl's Corporation	514,814
10,757	Macy's, Inc.	419,738
2,818	Nordstrom, Inc.	150,763
	Total Multiline Retail	2,282,290

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Office Electronics – 0.1%
29,579	Xerox Corporation	$201,729
1,872	Zebra Technologies Corporation, Class A	73,532
	Total Office Electronics	275,261
	Personal Products – 0.1%
6,862	Herbalife, Limited	226,034
	Pharmaceuticals – 1.0%
4,275	Allergan, Inc.	392,146
3,606	Bristol-Myers Squibb Company	117,520
8,946	Endo Pharmaceuticals Holdings Inc., (2)	235,011
12,362	Forest Laboratories, Inc., (2)	436,626
9,693	Johnson & Johnson	679,479
6,009	Shire Pharmaceuticals Group	553,910
5,980	ViroPharma, Inc.	136,105
1,753	Watson Pharmaceuticals Inc.	150,758
	Total Pharmaceuticals	2,701,555
	Professional Services – 0.3%
6,314	Equifax Inc.	341,714
2,798	IHS Inc.	268,608
2,197	Robert Half International Inc.	69,909
1,389	Towers Watson & Company, Class A Shares	78,076
3,901	Verisk Analytics Inc, Class A Shares, (2)	198,951
	Total Professional Services	957,258
	Real Estate Investment Trust – 0.6%
20,439	American Tower REIT Inc.	1,579,322
	Road & Rail – 0.5%
3,987	CSX Corporation	78,664
19,779	Heartland Express, Inc.	258,512
4,374	J.B. Hunt Transports Serives Inc.	261,172
9,051	Landstar System	474,815
8,819	Werner Enterprises, Inc.	191,108
	Total Road & Rail	1,264,271
	Semiconductors & Equipment – 7.4%
9,078	Aixtron AG, Aachen SH	108,482
21,237	Analog Devices, Inc.	893,228
10,098	ARM Holdings PLC	382,007
2,443	ASM International NV	88,632
10,563	ASM Lithography Holding NV	680,363
3,000	Avago Technologies Limited	94,980
2,227	Cabot Microelectronics Corporation	79,081
3,000	Cirrus Logic Inc.	86,910
5,293	Cree, Inc., (2)	179,856
1,754	Cymer, Inc., (2)	158,614
5,040	Hittite Microwave Corporation, (2)	312,984
575,000	Intel Corporation, (3)	11,862,250
5,743	International Rectifier Corporation	101,823
11,540	Intersil Holding Corporation, Class A	95,667
4,477	Lam Research Corporation, (2)	161,754
17,996	LSI Logic Corporation, (2)	127,412
2,198	Mellanox Technologies, Limited, (2)	130,517
121,609	Micron Technology, Inc.	772,217
8,107	Microsemi Corporation	170,571
72,634	NVIDIA Corporation	892,672

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
7,270	NXP Semiconductors NV, (2)	$191,710
27,886	ON Semiconductor Corporation	196,596
5,933	Power Integrations Inc.	199,408
11,023	Rambus Inc.	53,792
5,950	Semtech Corporation	172,253
10,146	Silicon Laboratories Inc.	424,204
44,749	Siliconware Precision Industries Company Limited	238,960
18,537	Skyworks Solutions Inc., (2)	376,301
7,657	Tessera Technologies Inc.	125,728
41,988	Texas Instruments Incorporated	1,299,109
	Total Semiconductors & Equipment	20,658,081
	Software – 15.7%
1,606	ACI Worldwide, Inc., (2)	70,166
5,000	Advent Software Inc., (2)	106,900
7,378	Ansys Inc., (2)	496,835
2,847	Blackbaud, Inc.	64,997
18,065	Cadence Design Systems, Inc., (2)	244,058
16,834	Compuware Corporation	182,986
3,694	Concur Technologies, Inc.	249,419
10,000	Electronic Arts Inc.	145,300
1,596	FactSet Research Systems Inc.	140,544
4,334	Informatica Corporation, (2)	131,407
15,000	Micros Systems, Inc.	636,600
760,000	Microsoft Corporation, (3)	20,314,800
1,584	Microstrategy Inc.	147,914
1,330	NetSuite Inc., (2)	89,509
564,163	Oracle Corporation, (3)	18,797,911
12,402	Parametric Technology Corporation	279,169
6,511	Progress Software Corporation	136,666
5,477	Red Hat, Inc.	290,062
513	Salesforce.com, Inc., (2)	86,235
2,453	Solarwinds, Inc., (2)	128,660
3,202	Solera Holdings Inc.	171,211
2,640	SS&C Technologies Holdings Inc., (2)	61,037
25,778	Synopsys Inc.	820,772
5,497	Tibco Software Inc., (2)	120,989
857	VMware Inc.	80,678
	Total Software	43,994,825
	Specialty Retail – 2.1%
3,231	Aaron Rents Inc.	91,373
4,472	Advance Auto Parts, Inc.	323,549
18,980	Ascena Retail Group Inc., (2)	350,940
1,202	AutoZone, Inc., (2)	426,025
6,793	Best Buy Co., Inc.	80,497
4,581	CarMax, Inc., (2)	171,971
3,340	Dick's Sporting Goods Inc.	151,937
8,570	Gap, Inc.	266,013
1,409	Limited Brands, Inc.	66,308
15,928	Lowe's Companies, Inc.	565,763
10,855	PetSmart Inc.	741,831
9,254	Rent-A-Center Inc.	317,967
5,369	Sally Beauty Holdings Inc., (2)	126,547
5,585	Signet Jewelers Limited	298,239
5,134	Tiffany & Co.	294,384
14,382	TJX Companies, Inc.	610,516
8,047	Tractor Supply Company	711,033

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Shares	Description (1)	Value
	Specialty Retail (continued)
2,515	Ulta Salon, Cosmetics & Fragrance, Inc.	$247,124
2,384	Williams-Sonoma Inc.	104,348
	Total Specialty Retail	5,946,365
	Textiles, Apparel & Luxury Goods – 0.2%
2,374	Coach, Inc.	131,781
2,542	Nike, Inc., Class B	131,167
2,496	PVH Corporation	277,081
404	Ralph Lauren Corporation	60,568
	Total Textiles, Apparel & Luxury Goods	600,597
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	349,763
	Wireless Telecommunication Services – 0.9%
13,012	Crown Castle International Corporation, (2)	938,946
15,355	Partner Communications Company Limited	91,823
9,988	SBA Communications Corporation, (2)	709,348
19,244	Telephone and Data Systems Inc.	426,062
13,012	United States Cellular Corporation	458,543
	Total Wireless Telecommunication Services	2,624,722
	Total Common Stocks (cost $192,660,273)	280,769,141
Shares	Description (1)	Value
	Exchange-Traded Funds – 0.2%
10,000	PowerShares QQQ Trust, Series 1	$651,100
	Total Exchange-Traded Funds (cost $650,035)	651,100
	Total Investments (cost $193,310,308) – 100.5%	281,420,241
	Other Assets Less Liabilities – (0.5)% (4)	(1,386,791)
	Net Assets – 100%	$280,033,450

Nuveen Investments

Investments in Derivatives as of December 31, 2012

Call Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
50	NASDAQ 100 Index	$14,125,000	1/19/13	$2,825	$10,000
50	Total Call Options Purchased (premiums paid $20,602)	$14,125,000			$10,000

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(50)	NASDAQ 100 Index	$(13,500,000)	1/19/13	$2,700	$(132,500)
(100)	NASDAQ 100 Index	(27,500,000)	1/19/13	2,750	(107,500)
(75)	NASDAQ 100 Index	(21,000,000)	1/19/13	2,800	(27,375)
(200)	NASDAQ 100 Index	(56,000,000)	2/16/13	2,800	(329,000)
(425)	Total Call Options Written (premiums received $928,772)	$(118,000,000)			$(596,375)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 100.0%
	Aerospace & Defense – 9.2%
101,000	Boeing Company	$7,611,360
101,000	United Technologies Corporation	8,283,010
	Total Aerospace & Defense	15,894,370
	Beverages – 2.1%
101,000	Coca-Cola Company	3,661,250
	Chemicals – 2.6%
101,000	E.I. Du Pont de Nemours and Company	4,541,970
	Communications Equipment – 1.1%
101,000	Cisco Systems, Inc.	1,984,650
	Computers & Peripherals – 0.8%
101,000	Hewlett-Packard Company	1,439,250
	Consumer Finance – 3.4%
101,000	American Express Company	5,805,480
	Diversified Financial Services – 3.3%
101,000	Bank of America Corporation	1,171,600
101,000	JPMorgan Chase & Co.	4,440,970
	Total Diversified Financial Services	5,612,570
	Diversified Telecommunication Services – 4.5%
101,000	AT&T Inc.	3,404,710
101,000	Verizon Communications Inc.	4,370,270
	Total Diversified Telecommunication Services	7,774,980
	Food & Staples Retailing – 4.0%
101,000	Wal-Mart Stores, Inc.	6,891,230
	Health Care Providers & Services – 3.2%
101,000	UnitedHealth Group Incorporated	5,478,240
	Hotels, Restaurants & Leisure – 5.2%
101,000	McDonald's Corporation	8,909,210
	Household Products – 4.0%
101,000	Procter & Gamble Company	6,856,890
	Industrial Conglomerates – 6.7%
101,000	3M Co.	9,377,850
101,000	General Electric Company	2,119,990
	Total Industrial Conglomerates	11,497,840

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 4.2%
101,000	Travelers Companies, Inc.	$7,253,820
	IT Services – 11.2%
101,000	International Business Machines Corporation (IBM)	19,346,550
	Machinery – 5.3%
101,000	Caterpillar Inc.	9,047,580
	Media – 2.9%
101,000	Walt Disney Company	5,028,790
	Metals & Mining – 0.5%
101,000	Alcoa Inc.	876,680
	Oil, Gas & Consumable Fuels – 11.4%
101,000	Chevron Corporation	10,922,140
101,000	Exxon Mobil Corporation	8,741,550
	Total Oil, Gas & Consumable Fuels	19,663,690
	Pharmaceuticals – 8.0%
101,000	Johnson & Johnson	7,080,100
101,000	Merck & Company Inc.	4,134,940
101,000	Pfizer Inc.	2,533,080
	Total Pharmaceuticals	13,748,120
	Semiconductors & Equipment – 1.2%
101,000	Intel Corporation	2,083,630
	Software – 1.6%
101,000	Microsoft Corporation	2,699,730
	Specialty Retail – 3.6%
101,000	Home Depot, Inc.	6,246,850
	Total Common Stocks (cost $129,505,324)	172,343,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.2%
	U.S. Government and Agency Obligations – 1.2%
$2,000	U.S. Treasury Bills, (2)	0.000%	2/21/13	$1,999,916
	Total Short-Term Investments (cost $1,999,055)			1,999,916
	Total Investments (cost $131,504,379) – 101.2%			174,343,286
	Other Assets Less Liabilities – (1.2)% (3)			(2,077,368)
	Net Assets – 100%			$172,265,918

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(300)	3M Co.	$(2,810,700)	1/19/13	$93.6900	$(12,065)
(300)	3M Co.	(2,908,500)	1/19/13	96.9500	(9,301)
(100)	Alcoa Inc.	(89,600)	1/19/13	8.9600	(1,538)
(300)	Alcoa Inc.	(259,200)	1/19/13	8.6400	(4,138)
(100)	American Express Company	(591,200)	1/19/13	59.1200	(5,803)
(300)	American Express Company	(1,737,528)	1/19/13	57.9176	(9,443)
(300)	AT&T Inc.	(1,056,600)	1/19/13	35.2200	(1,775)
(300)	AT&T Inc.	(1,060,500)	1/19/13	35.3500	(26)
(100)	Bank of America Corporation	(118,660)	1/19/13	11.8660	(3,655)
(300)	Bank of America Corporation	(307,320)	1/19/13	10.2440	(40,719)
(300)	Boeing Company	(2,317,200)	1/19/13	77.2400	(2,528)
(300)	Boeing Company	(2,354,700)	1/19/13	78.4900	(11,646)
(200)	Caterpillar Inc.	(1,843,800)	1/19/13	92.1900	(23,152)
(300)	Caterpillar Inc.	(2,641,200)	1/19/13	88.0400	(58,760)
(300)	Chevron Corporation	(3,275,700)	1/19/13	109.1900	(16,387)
(300)	Chevron Corporation	(3,410,700)	1/19/13	113.6900	(10,726)
(300)	Cisco Systems, Inc.	(625,500)	1/19/13	20.8500	(2,586)
(320)	Cisco Systems, Inc.	(634,650)	1/19/13	19.8328	(3,690)
(200)	Coca-Cola Company	(763,200)	1/19/13	38.1600	(1,420)
(300)	Coca-Cola Company	(1,165,500)	1/19/13	38.8500	–
(200)	E.I. Du Pont de Nemours and Company	(933,800)	1/19/13	46.6900	(5,929)
(300)	E.I. Du Pont de Nemours and Company	(1,352,400)	1/19/13	45.0800	(10,704)
(300)	Exxon Mobil Corporation	(2,746,800)	1/19/13	91.5600	(5,294)
(300)	Exxon Mobil Corporation	(2,764,944)	1/19/13	92.1648	(4)
(100)	General Electric Company	(216,700)	1/19/13	21.6700	(2,472)
(300)	General Electric Company	(657,060)	1/19/13	21.9020	(397)
(200)	Hewlett-Packard Company	(297,200)	1/19/13	14.8600	(6,164)
(300)	Hewlett-Packard Company	(397,500)	1/19/13	13.2500	(30,460)
(300)	Home Depot, Inc.	(1,914,900)	1/19/13	63.8300	(18,257)
(300)	Home Depot, Inc.	(2,017,800)	1/19/13	67.2600	(2)
(100)	Intel Corporation	(206,856)	1/19/13	20.6856	(2,026)
(300)	Intel Corporation	(620,568)	1/19/13	20.6856	(7,036)
(200)	International Business Machines Corporation (IBM)	(4,012,200)	1/19/13	200.6100	(8,654)
(300)	International Business Machines Corporation (IBM)	(6,018,000)	1/19/13	200.6000	(63)
(300)	Johnson & Johnson	(2,155,500)	1/19/13	71.8500	(15)
(300)	Johnson & Johnson	(2,186,175)	1/19/13	72.8725	(969)
(100)	JPMorgan Chase & Co.	(458,700)	1/19/13	45.8700	(4,171)
(300)	JPMorgan Chase & Co.	(1,275,600)	1/19/13	42.5200	(39,898)
(300)	McDonald's Corporation	(2,690,700)	1/19/13	89.6900	(2,970)
(300)	McDonald's Corporation	(2,782,200)	1/19/13	92.7400	(4,610)
(200)	Merck & Company Inc.	(868,400)	1/19/13	43.4200	(2,011)
(300)	Merck & Company Inc.	(1,379,100)	1/19/13	45.9700	–
(200)	Microsoft Corporation	(570,200)	1/19/13	28.5100	(1,622)
(300)	Microsoft Corporation	(854,880)	1/19/13	28.4960	(12)
(300)	Pfizer Inc.	(763,800)	1/19/13	25.4600	(1,316)
(300)	Pfizer Inc.	(785,700)	1/19/13	26.1900	(1,671)
(300)	Procter & Gamble Company	(2,157,300)	1/19/13	71.9100	(1,276)
(300)	Procter & Gamble Company	(2,167,800)	1/19/13	72.2600	(1)
(300)	Travelers Companies, Inc.	(2,210,700)	1/19/13	73.6900	(2,327)
(300)	Travelers Companies, Inc.	(2,280,900)	1/19/13	76.0300	(5,730)
(300)	United Technologies Corporation	(2,454,810)	1/19/13	81.8270	(24,468)
(300)	United Technologies Corporation	(2,570,100)	1/19/13	85.6700	(11,164)
(100)	UnitedHealth Group Incorporated	(571,200)	1/19/13	57.1200	(2,939)
(300)	UnitedHealth Group Incorporated	(1,670,100)	1/19/13	55.6700	(3,027)
(200)	Verizon Communications Inc.	(902,400)	1/19/13	45.1200	(1,853)
(290)	Verizon Communications Inc.	(1,305,870)	1/19/13	45.0300	(113)

Nuveen Investments

Investments in Derivatives as of December 31, 2012 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(300)	Wal-Mart Stores, Inc.	$(2,132,100)	1/19/13	$71.0700	$(6,084)
(300)	Wal-Mart Stores, Inc.	(2,181,300)	1/19/13	72.7100	(1)
(300)	Walt Disney Company	(1,529,736)	1/19/13	50.9912	(1,689)
(300)	Walt Disney Company	(1,574,400)	1/19/13	52.4800	(4,121)
(15,810)	Total Call Options Written (premiums received $620,094)	$(96,608,357)			$(440,878)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 96.3%
	Aerospace & Defense – 9.0%
179,300	Boeing Company	$13,512,048
179,300	United Technologies Corporation	14,704,393
	Total Aerospace & Defense	28,216,441
	Beverages – 2.1%
179,300	Coca-Cola Company	6,499,625
	Chemicals – 2.5%
179,300	E.I. Du Pont de Nemours and Company	8,063,121
	Communications Equipment – 1.1%
179,300	Cisco Systems, Inc.	3,523,245
	Computers & Peripherals – 0.8%
179,300	Hewlett-Packard Company	2,555,025
	Consumer Finance – 3.3%
179,300	American Express Company	10,306,164
	Diversified Financial Services – 3.2%
179,300	Bank of America Corporation	2,079,880
179,300	JPMorgan Chase & Co.	7,883,821
	Total Diversified Financial Services	9,963,701
	Diversified Telecommunication Services – 4.4%
179,300	AT&T Inc.	6,044,203
179,300	Verizon Communications Inc.	7,758,311
	Total Diversified Telecommunication Services	13,802,514
	Food & Staples Retailing – 3.9%
179,300	Wal-Mart Stores, Inc.	12,233,639
	Health Care Providers & Services – 3.1%
179,300	UnitedHealth Group Incorporated	9,725,232
	Hotels, Restaurants & Leisure – 4.5%
159,600	McDonald's Corporation	14,078,316
	Household Products – 3.9%
179,300	Procter & Gamble Company	12,172,677
	Industrial Conglomerates – 6.1%
166,300	3M Co.	15,440,955
179,300	General Electric Company	3,763,507
	Total Industrial Conglomerates	19,204,462

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 4.1%
179,300	Travelers Companies, Inc.	$12,877,326
	IT Services – 10.9%
179,300	International Business Machines Corporation (IBM)	34,344,915
	Machinery – 5.1%
179,300	Caterpillar Inc.	16,061,694
	Media – 2.8%
179,300	Walt Disney Company	8,927,347
	Metals & Mining – 0.5%
179,300	Alcoa Inc.	1,556,324
	Oil, Gas & Consumable Fuels – 11.1%
179,300	Chevron Corporation	19,389,502
179,300	Exxon Mobil Corporation	15,518,415
	Total Oil, Gas & Consumable Fuels	34,907,917
	Pharmaceuticals – 7.7%
179,300	Johnson & Johnson	12,568,930
179,300	Merck & Company Inc.	7,340,542
179,300	Pfizer Inc.	4,496,844
	Total Pharmaceuticals	24,406,316
	Semiconductors & Equipment – 1.2%
179,300	Intel Corporation	3,698,959
	Software – 1.5%
179,300	Microsoft Corporation	4,792,689
	Specialty Retail – 3.5%
179,300	Home Depot, Inc.	11,089,705
	Total Common Stocks (cost $284,199,745)	303,007,354

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.5%
	U.S. Government and Agency Obligations – 2.5%
$8,000	U.S. Treasury Bills, (2)	0.000%	2/21/13	$7,999,664
	Total Short-Term Investments (cost $7,996,218)			7,999,664
	Total Investments (cost $292,195,963) – 98.8%			311,007,018
	Other Assets Less Liabilities – 1.2% (3)			3,804,743
	Net Assets – 100%			$314,811,761

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2012

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(700)	3M Co.	$(6,558,300)	1/19/13	$93.6900	$(28,151)
(700)	3M Co.	(6,786,500)	1/19/13	96.9500	(21,702)
(230)	Alcoa Inc.	(206,080)	1/19/13	8.9600	(3,537)
(700)	Alcoa Inc.	(604,800)	1/19/13	8.6400	(9,656)
(230)	American Express Company	(1,359,760)	1/19/13	59.1200	(13,348)
(700)	American Express Company	(4,054,232)	1/19/13	57.9176	(22,034)
(700)	AT&T Inc.	(2,465,400)	1/19/13	35.2200	(4,143)
(700)	AT&T Inc.	(2,474,500)	1/19/13	35.3500	(61)
(230)	Bank of America Corporation	(272,918)	1/19/13	11.8660	(8,407)
(700)	Bank of America Corporation	(717,080)	1/19/13	10.2440	(95,010)
(700)	Boeing Company	(5,406,800)	1/19/13	77.2400	(5,899)
(700)	Boeing Company	(5,494,300)	1/19/13	78.4900	(27,174)
(460)	Caterpillar Inc.	(4,240,740)	1/19/13	92.1900	(53,249)
(700)	Caterpillar Inc.	(6,162,800)	1/19/13	88.0400	(137,107)
(700)	Chevron Corporation	(7,643,300)	1/19/13	109.1900	(38,237)
(700)	Chevron Corporation	(7,958,300)	1/19/13	113.6900	(25,026)
(700)	Cisco Systems, Inc.	(1,459,500)	1/19/13	20.8500	(6,033)
(750)	Cisco Systems, Inc.	(1,487,460)	1/19/13	19.8328	(8,648)
(460)	Coca-Cola Company	(1,755,360)	1/19/13	38.1600	(3,267)
(700)	Coca-Cola Company	(2,719,500)	1/19/13	38.8500	(1)
(460)	E.I. Du Pont de Nemours and Company	(2,147,740)	1/19/13	46.6900	(13,636)
(700)	E.I. Du Pont de Nemours and Company	(3,155,600)	1/19/13	45.0800	(24,975)
(700)	Exxon Mobil Corporation	(6,409,200)	1/19/13	91.5600	(12,352)
(700)	Exxon Mobil Corporation	(6,451,536)	1/19/13	92.1648	(10)
(230)	General Electric Company	(498,410)	1/19/13	21.6700	(5,687)
(700)	General Electric Company	(1,533,140)	1/19/13	21.9020	(926)
(460)	Hewlett-Packard Company	(683,560)	1/19/13	14.8600	(14,178)
(700)	Hewlett-Packard Company	(927,500)	1/19/13	13.25000	(71,074)
(700)	Home Depot, Inc.	(4,468,100)	1/19/13	63.8300	(42,600)
(700)	Home Depot, Inc.	(4,708,200)	1/19/13	67.2600	(6)
(230)	Intel Corporation	(475,769)	1/19/13	20.6856	(4,660)
(700)	Intel Corporation	(1,447,992)	1/19/13	20.6856	(16,419)
(460)	International Business Machines Corporation (IBM)	(9,228,060)	1/19/13	200.6100	(19,903)
(700)	International Business Machines Corporation (IBM)	(14,042,000)	1/19/13	200.6000	(148)
(700)	Johnson & Johnson	(5,029,500)	1/19/13	71.8500	(34)
(700)	Johnson & Johnson	(5,101,075)	1/19/13	72.8725	(2,261)
(230)	JPMorgan Chase & Co.	(1,055,010)	1/19/13	45.8700	(9,594)
(700)	JPMorgan Chase & Co.	(2,976,400)	1/19/13	42.5200	(93,095)
(700)	McDonald's Corporation	(6,278,300)	1/19/13	89.6900	(6,929)
(700)	McDonald's Corporation	(6,491,800)	1/19/13	92.7400	(10,756)
(460)	Merck & Company Inc.	(1,997,320)	1/19/13	43.4200	(4,625)
(700)	Merck & Company Inc.	(3,217,900)	1/19/13	45.9700	–
(460)	Microsoft Corporation	(1,311,460)	1/19/13	28.5100	(3,730)
(700)	Microsoft Corporation	(1,994,720)	1/19/13	28.4960	(29)
(700)	Pfizer Inc.	(1,782,200)	1/19/13	25.4600	(3,070)
(700)	Pfizer Inc.	(1,833,300)	1/19/13	26.1900	(3,899)
(700)	Procter & Gamble Company	(5,033,700)	1/19/13	71.9100	(2,978)
(700)	Procter & Gamble Company	(5,058,200)	1/19/13	72.2600	(1)
(700)	Travelers Companies, Inc.	(5,158,300)	1/19/13	73.6900	(5,429)
(700)	Travelers Companies, Inc.	(5,322,100)	1/19/13	76.0300	(13,370)
(700)	United Technologies Corporation	(5,727,890)	1/19/13	81.8270	(57,092)
(700)	United Technologies Corporation	(5,996,900)	1/19/13	85.6700	(26,050)
(230)	UnitedHealth Group Incorporated	(1,313,760)	1/19/13	57.1200	(6,759)
(700)	UnitedHealth Group Incorporated	(3,896,900)	1/19/13	55.6700	(7,062)
(460)	Verizon Communications Inc.	(2,075,520)	1/19/13	45.1200	(4,263)
(680)	Verizon Communications Inc.	(3,062,040)	1/19/13	45.0300	(264)

Nuveen Investments

Investments in Derivatives as of December 31, 2012 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(700)	Wal-Mart Stores, Inc.	$(4,974,900)	1/19/13	$71.0700	$(14,196)
(700)	Wal-Mart Stores, Inc.	(5,089,700)	1/19/13	72.7100	(2)
(700)	Walt Disney Company	(3,569,384)	1/19/13	50.9912	(3,941)
(700)	Walt Disney Company	(3,673,600)	1/19/13	52.4800	(9,616)
(36,820)	Total Call Options Written (premiums received $1,443,122)	$(225,026,316)			$(1,026,309)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (3)
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 65 basis points	6/28/13	$49,352,268	$3,014,353
Deutsche Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 59 basis points	6/28/13	49,352,268	2,998,971
					$6,013,324

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or   more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes   of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (3)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  USD-LIBOR-BBA  United States Dollar—London Inter-Bank Offered Rate—British Bankers Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Investments, at value (cost $193,310,308, $131,504,379 and $292,195,963, respectively)	$281,420,241	$174,343,286	$311,007,018
Unrealized appreciation on total return swaps	—	—	6,013,324
Call options purchased, at value (premiums paid $20,602, $ — and $ —, respectively)	10,000	—	—
Receivables:
Dividends	80,831	75,952	134,834
Reclaims	1,179	—	—
Other assets	5,083	1,254	7,528
Total assets	281,517,334	174,420,492	317,162,704
Liabilities
Cash overdraft	424,050	1,449,780	856,029
Call options written, at value (premiums received $928,772, $620,094 and $1,443,122, respectively)	596,375	440,878	1,026,309
Accrued expenses:
Directors fees	5,022	982	7,417
Management fees	206,886	127,878	233,901
Other	251,551	135,056	227,287
Total liabilities	1,483,884	2,154,574	2,350,943
Net assets	$280,033,450	$172,265,918	$314,811,761
Shares outstanding	18,457,094	12,015,674	27,856,933
Net asset value per share outstanding	$15.17	$14.34	$11.30
Net assets consist of:
Shares, $.001 par value per share	$18,457	$12,016	$27,857
Paid-in surplus	194,968,517	133,029,214	338,742,033
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(3,385,252)	(3,793,435)	(49,199,321)
Net unrealized appreciation (depreciation)	88,431,728	43,018,123	25,241,192
Net assets	$280,033,450	$172,265,918	$314,811,761
Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $21,237, $ — and $ —, respectively)	$4,067,529	$4,801,531	$8,357,913
Interest	133	157	5,939
Total investment income	4,067,662	4,801,688	8,363,852
Expenses
Management fees	2,509,478	1,535,159	2,793,288
Shareholder servicing agent fees and expenses	374	1,011	499
Custodian fees and expenses	79,563	63,731	93,703
Directors fees and expenses	8,099	5,007	9,065
Professional fees	33,803	31,240	34,946
Shareholder reporting expenses	37,415	27,090	48,198
Stock exchange listing fees	—	8,453	9,384
Investor relations expense	71,456	47,444	97,559
Other expenses	168,037	37,842	92,775
Total expenses	2,908,225	1,756,977	3,179,417
Net investment income (loss)	1,159,437	3,044,711	5,184,435
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,175,968	4,777,766	3,151,893
Call options written	(7,154,082)	(1,311,417)	(3,061,304)
Total return swaps	—	—	5,695,752
Change in net unrealized appreciation (depreciation) of:
Investments	43,787,289	7,427,147	18,150,928
Call options purchased	(10,602)	—	—
Call options written	(4,199)	109,025	248,354
Total return swaps	—	—	3,598,651
Net realized and unrealized gain (loss)	40,794,374	11,002,521	27,784,274
Net increase (decrease) in net assets from operations	$41,953,811	$14,047,232	$32,968,709

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$1,159,437	$(117,598)	$3,044,711	$2,813,818	$5,184,435	$4,640,745
Net realized gain (loss) from:
Investments	4,175,968	33,493,903	4,777,766	1,723,050	3,151,893	296,139
Call options written	(7,154,082)	2,557,035	(1,311,417)	(1,012,768)	(3,061,304)	(2,096,812)
Total return swaps	—	—	—	—	5,695,752	16,356,877
Change in net unrealized appreciation (depreciation) of:
Investments	43,787,289	(24,426,462)	7,427,147	7,466,033	18,150,928	15,245,022
Call options purchased	(10,602)	—	—	—	—	—
Call options written	(4,199)	933,804	109,025	1,072,688	248,354	2,434,813
Total return swaps	—	—	—	—	3,598,651	(8,730,328)
Net increase (decrease) in net assets from operations	41,953,811	12,440,682	14,047,232	12,062,821	32,968,709	28,146,456
Distributions to Shareholders
From net investment income	(1,169,686)	(8,674,752)	(6,414,302)	(3,632,689)	(10,656,160)	(19,686,916)
From accumulated net realized gains	—	(14,123,696)	—	—	—	—
Return of capital	(21,115,840)	—	(6,370,375)	(10,343,834)	(13,635,086)	(6,910,353)
Decrease in net assets from distributions to shareholders	(22,285,526)	(22,798,448)	(12,784,677)	(13,976,523)	(24,291,246)	(26,597,269)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	188,913	—	—	623,975	—	1,928,293
Net increase (decrease) in net assets from capital share transactions	188,913	—	—	623,975	—	1,928,293
Net increase (decrease) in net assets	19,857,198	(10,357,766)	1,262,555	(1,289,727)	8,677,463	3,477,480
Net assets at the beginning of period	260,176,252	270,534,018	171,003,363	172,293,090	306,134,298	302,656,818
Net assets at the end of period	$280,033,450	$260,176,252	$172,265,918	$171,003,363	$314,811,761	$306,134,298
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$81	$—	$422

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Ending Net Asset Value	Ending Market Value
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2012	$14.11	$.06	$2.21	$2.27	$(.06)	$—	$(1.15)	$(1.21)	$—		$15.17	$15.08
2011	14.67	(.01)	.69	.68	(.47)	(.77)	—	(1.24)	—		14.11	13.03
2010	14.08	(.04)	1.89	1.85	—	—	(1.26)	(1.26)	—		14.67	14.10
2009	11.28	(.05)	4.70	4.65	—	—	(1.85)	(1.85)	—		14.08	14.40
2008	20.63	(.08)	(7.42)	(7.50)	(.27)	—	(1.58)	(1.85)	—		11.28	9.29
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2012	14.23	.25	.92	1.17	(.53)	—	(.53)	(1.06)	—		14.34	13.25
2011	14.39	.23	.77	1.00	(.30)	—	(.86)	(1.16)	—		14.23	13.12
2010	13.93	.22	1.48	1.70	(.35)	—	(.89)	(1.24)	—		14.39	14.53
2009	13.20	.26	2.27	2.53	(.26)	—	(1.54)	(1.80)	—		13.93	14.74
2008	19.95	.29	(5.24)	(4.95)	(.29)	(1.43)	(.08)	(1.80)	—		13.20	12.99
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2012	10.99	.19	.99	1.18	(.38)	—	(.49)	(.87)	—		11.30	10.73
2011	10.93	.17	.85	1.02	(.71)	—	(.25)	(.96)	—		10.99	10.16
2010	10.35	.15	1.45	1.60	(.63)	—	(.39)	(1.02)	—		10.93	10.38
2009	9.99	.20	2.16	2.36	(.20)	—	(1.80)	(2.00)	—		10.35	10.94
2008	17.75	.26	(6.02)	(5.76)	(.26)	—	(1.74)	(2.00)	—	*	9.99	8.89

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets
	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2012	25.05%	15.98%	$280,033	1.01%	.40%	1%
2011	.91	4.82	260,176	1.04	(.04)	51
2010	7.46	14.05	270,534	1.08	(.25)	33
2009	79.21	44.32	259,728	1.11	(.38)	0
2008	(41.45)	(37.07)	206,291	1.05	(.47)	19
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2012	9.04	8.27	172,266	1.00	1.73	3
2011	(1.86)	7.27	171,003	1.02	1.63	0
2010	7.87	13.03	172,293	1.10	1.59	0
2009	29.66	20.59	165,397	1.14	2.02	6
2008	(18.80)	(25.93)	153,527	1.08	1.72	11
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2012	14.24	10.78	314,812	.99	1.62	44
2011	7.02	9.75	306,134	1.01	1.52	3
2010	4.95	16.67	302,657	1.06	1.43	0
2009	50.23	26.48	285,171	1.08	2.11	6
2008	(35.09)	(34.33)	268,628	1.03	1.83	12

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are NASDAQ Premium Income & Growth Fund Inc. (QQQX), Dow 30SM Premium & Dividend Income Fund Inc. (DPD) and Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as

Nuveen Investments

Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which generally represents a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Funds' Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Funds' Board of Directors or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

The values of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of

Nuveen Investments

"Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, NASDAQ Premium Income & Growth (QQQX) wrote call options on the NASDAQ 100 Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for each option. NASDAQ Premium Income & Growth (QQQX) also purchased call options at a higher strike price than the Fund's call options written, which have the effect of allowing the Fund to benefit from strong price increases, if they occur. Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) each wrote call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential of each stock above the options stock price. There were no other options transactions by the Funds during the fiscal year ended December 31, 2012.

The average notional amount of call options purchased and call options written during the fiscal year ended December 31, 2012, were as follows:

NASDAQ Premium Income & Growth (QQQX)
Average notional amount of call options purchased*	$2,825,000

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of call options written*	$(101,550,000)	$(88,661,122)	$(221,458,453)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Swap Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into total return swap contracts to manage its exposure to the market or certain sectors of the market, or to create exposure to certain securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of total return swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from total return swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2012, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and additional equity

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

exposure to the Fund. The average notional amount of total return swap contacts outstanding during the fiscal year ended December 31, 2012, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swaps outstanding*	$96,244,159

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$280,769,141	$—	$—	$280,769,141
Exchange-Traded Funds	651,100	—	—	651,100
Derivatives:
Call Options Purchased	10,000	—	—	10,000
Call Options Written	(596,375)	—	—	(596,375)
Total	$280,833,866	$—	$—	$280,833,866
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$172,343,370	$—	$—	$172,343,370
Short-Term Investments:
U.S. Treasury Bills	—	1,999,916	—	1,999,916
Derivatives:
Call Options Written	(440,878)	—	—	(440,878)
Total	$171,902,492	$1,999,916	$—	$173,902,408
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$303,007,354	$—	$—	$303,007,354
Short-Term Investments:
U.S. Treasury Bills	—	7,999,664	—	7,999,664
Derivatives:
Call Options Written	(1,026,309)	—	—	(1,026,309)
Total Return Swaps**	—	6,013,324	—	6,013,324
Total	$301,981,045	$14,012,988	$—	$315,994,033

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

NASDAQ Premium Income & Growth (QQQX)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Call options purchased, at value	$10,000	Call options written, at value	$(596,375)

Dow 30SM Premium & Dividend Income (DPD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(440,878)

Dow 30SM Enhanced Premium & Income (DPO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(1,026,309)
Equity Price	Swaps	Unrealized appreciation on total return swaps	6,013,324	—	—

Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(7,154,082)	$(1,311,417)	$(3,061,304)

Net Realized Gain (Loss) from Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$5,695,752
Change in Net Unrealized Appreciation (Depreciation) of Call Options Purchased	NASDAQ Premium Income & Growth (QQQX)
Risk Exposure
Equity Price	$(10,602)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(4,199)	$109,025	$248,354

Change in Net Unrealized Appreciation (Depreciation) of Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$3,598,651

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/3112	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	11,748	—	—	42,268	—	178,414

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2012, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$3,772,816	$5,733,930	$108,783,886
Sales and maturities	33,280,707	17,840,118	124,943,108

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	200	$746,596	15,000	$1,012,940	36,000	$2,431,057
Call options written	3,750	12,043,419	158,890	8,481,197	401,820	21,580,211
Call options terminated in closing purchase transactions	(2,975)	(10,457,358)	(58,055)	(3,497,342)	(146,900)	(8,825,241)
Call options expired	(550)	(1,403,885)	(100,025)	(5,376,701)	(254,100)	(13,742,905)
Outstanding, end of period	425	$928,772	15,810	$620,094	36,820	$1,443,122

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$193,369,542	$131,504,666	$292,428,459
Gross unrealized:
Appreciation	98,057,548	51,345,273	51,297,525
Depreciation	(10,006,849)	(8,506,653)	(32,718,966)
Net unrealized appreciation (depreciation) of investments	$88,050,699	$42,838,620	$18,578,559

Permanent differences, primarily due to tax basis earning and profits adjustments and notional principal contracts, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Funds' tax year-end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(21,116,465)	$(9,740,510)	$(19,562,204)
Undistributed (Over-distribution of) net investment income	21,126,089	9,739,885	19,106,389
Accumulated net realized gain (loss)	(9,624)	625	455,815

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds' tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income*	$1,169,686	$6,414,302	$10,656,160
Distributions from net long-term capital gains	—	—	—
Return of capital	21,115,840	6,370,375	13,635,086
2011	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income*	$8,674,752	$3,632,689	$19,686,916
Distributions from net long-term capital gains	14,123,696	—	—
Return of capital	—	10,343,834	6,910,353

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2012, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$3,782,567	$48,966,826

During the Funds' tax year ended December 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$3,369,510	$5,926,493

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

NASDAQ Premium Income & Growth (QQQX)
Post-enactment losses:
Short-term	$2,494,516
Long-term	509,709

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Funds have elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Dow 30SM Premium & Dividend Income (DPD)
Post-October capital losses	$10,581
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets."

Nuveen Investments

Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for these Funds was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Glossary of Terms Used in this Report (continued)

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
QQQX	100%	100%
DPD	74.86%	74.86%
DPO	78.43%	78.43%

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-E-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NASDAQ Premium Income & Growth Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$26,037	$0	$1,960	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$26,380	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, from October 28, 2010, the date the Adviser became the Fund’s investment adviser, through the fiscal year ended December 31, 2010.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$1,960	$0	$0	$1,960
December 31, 2011	$1,905	$0	$0	$1,905

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992.  He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Mr. Colon is a portfolio manager for Nuveen Asset Management. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to Nuveen Asset Management, he was a Vice President and Portfolio Manager at HydePark and at an affiliate, Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. He is a member of the CFA Institute, the CFA Society of Chicago, and the Chicago Quantitative Alliance.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2012, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	$2.107 billion	0	$0	6	$81.4 million	N/A	N/A	N/A
David Friar	11	$3.030 billion	0	$0	4	$22 million	N/A	N/A	N/A
James Colon	12	$1.979 billion	0	$0	5	$1.64 million	N/A	N/A	N/A

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF QQQX SECURITIES AS OF FEBRUARY 28, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X
James Colon	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14 (b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NASDAQ Premium Income & Growth Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013